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EXHIBIT 10.24
                               SECOND AMENDMENT TO
                            ON THE BORDER RESTAURANT
                              DEVELOPMENT AGREEMENT

This Second Amendment to On The Border Restaurant Development Agreement (hereinafter, the "Amendment") is made and entered into as of May 30, 1999, between BRINKER INTERNATIONAL, INC., a Delaware corporation (hereinafter "Brinker"), NE RESTAURANT COMPANY, INC., a Delaware corporation (hereinafter "Developer").

W I T N E S S E T H

         WHEREAS, Brinker and Developer entered into a certain On The Border Development Agreement as of June 23, 1997 (the "Development Agreement").

         WHEREAS, Brinker and Developer wish to modify the development schedule in Paragraph 3.2 of the Development Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, Brinker and Developer hereby agree as follows:

1. The schedule contained in Paragraph 3.2 of the Development Agreement is replaced with the following schedule:


------------------------------------ ---------------------------------------
           By (Date)                         Cumulative Total Number
                                           Of On The Border Restaurants
                                          Which Developer Shall Have Open
                                         And in Operation in the Territory
------------------------------------ ---------------------------------------
       January 1, 1998                                  2
       January 1, 1999                                  4
       January 1, 2000                                  6
       January 1, 2001                                 10
       January 1, 2002                                 13
       January 1, 2003                                 16
       January 1, 2004                                 21
------------------------------------ ---------------------------------------


Developer agrees that, of the twenty-one (21) On The Border Restaurants it is obligated to have open and in operation by January 1, 2004, fifteen (15) On The Border Restaurants shall be open and in operation in the New England Territory and six (6) On The Border Restaurants shall be open and in operation in the Upstate New York Territory. Failure by Developer to adhere to the development schedule set forth above shall constitute a material event of default under this Agreement as provided IN SECTION 7.4 hereof.

2. Except as amended herein, all other terms of the Development Agreement shall remain unchanged.

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         IN WITNESS HEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                            BRINKER:
                                            --------

[S E A L]                                   Brinker International, Inc.
                                            A Delaware corporation

ATTEST:
-------

/s/ Barbara L. Mahoney
----------------------------               By:  /s/ David Tyner
By:  Assistant Secretary                        --------------------------
                                                David Tyner
                                           Its: Vice President


                                            DEVELOPER:
                                            ----------

[S E A L]                                   N. E. Restaurant Company, Inc.
                                            a Delaware corporation

ATTEST:
-------

/s/ Paul Hoagland
----------------------------                By:  /s/ Paul Hoagland
By:   Assistant/Secretary                        ----------------------------

                                            Its: Vice President
                                                 ---------------------------